Vanguard Wellesley(R)Income Fund

Semiannual Report * March 31, 2002

BALANCED

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

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WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

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CONTENTS

LETTER FROM THE CHAIRMAN                                  1
REPORT FROM THE ADVISER                                   5
FUND PROFILE                                              8
GLOSSARY OF INVESTMENT TERMS                             10
PERFORMANCE SUMMARY                                      12
FINANCIAL STATEMENTS                                     13
ADVANTAGES OF VANGUARD.COM                               27

SUMMARY

* During the first half of its 2002 fiscal year, Vanguard Wellesley Income Fund earned a solid total return of 3.2%.

* Your fund's six-month return was between the excellent return of stocks and the generally poor returns provided by bonds.

* The apparent improvement in the U.S. economy helped drive stock prices higher but depressed bond prices.

LETTER FROM THE CHAIRMAN

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN

Fellow Shareholder,

Stocks surged and bond prices slid during the six months ended March 31, 2002, the first half of vanguard wellesley(R) income fund's fiscal year. Your fund's 3.2% total return reflected the widely divergent returns provided by large-capitalization stocks and intermediate-term corporate bonds.

     As you can see in the table below, Wellesley's six-month return lagged that of the average income fund but bested that of its benchmark composite index, which is weighted in accordance with your fund's typical asset allocation: 65% in high-quality corporate bonds and 35% in value-oriented stocks.

----------------------------------------
TOTAL RETURNS           SIX MONTHS ENDED
                          MARCH 31, 2002
----------------------------------------
VANGUARD WELLESLEY INCOME FUND
  Investor Shares                   3.2%
  Admiral Shares                    3.2
Average Income Fund*                5.0
Wellesley Composite Index**         1.9
----------------------------------------
 *Derived from data provided by Lipper Inc.
**Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: the Lehman Credit A or Better Index. For stocks: the S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) through December 31, 2001; as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.

     Details of the fund's performance, including the change in net asset value and per-share distributions for both Investor and Admiral(TM) Shares, can be found in the table on page 4.

IN THE MARKETS: STOCKS ROSE, BONDS SAGGED
The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 13.5% during the six months ended March 31, as investors recovered from the shock of the September 11 terrorist attacks. Small-capitalization stocks led the rebound, returning a stellar 25.9% (as measured by the Russell 2000 Index). Mid-cap stocks recorded similar gains. Large-cap stocks, which account for roughly 90% of the market's total capitalization, returned 11.9% (as measured by the Russell 1000 Index).

     Growth and value stocks in each size range provided similar results during the half-year. Among large-cap stocks, for example, growth-oriented shares--those that command high prices in relation to their earnings or book values--gained 12.2%. Large-cap value stocks returned 11.8%. The most pronounced difference in returns by investment style occurred among small-caps: Small-cap value stocks returned 27.9%, while small-cap growth stocks returned 23.7%.

ECONOMIC GROWTH RESUMED
The rising stock market reflected economic improvement. The economy, after shrinking for the first time in a decade in the third quarter of 2001, expanded

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2002
                                                  ------------------------------
                                                     SIX        ONE         FIVE
                                                  MONTHS       YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                     11.9%       0.9%       10.3%
Russell 2000 Index (Small-caps)                     25.9       14.0         9.5
Wilshire 5000 Index (Entire market)                 13.5        2.5         9.8
MSCI EAFE Index (International)                      7.5       -8.5         1.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                          0.1%       5.4%        7.6%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                  0.1        3.5         6.2
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                           1.1        3.1         4.8
================================================================================
CPI
Consumer Price Index                                 0.3%       1.5%        2.2%
--------------------------------------------------------------------------------
*Annualized.

in the final three months of the year. For the first quarter of 2002, growth in real (inflation-adjusted) gross domestic product was roughly calculated at an annual rate of 5.8%. By one business group's estimate, the production of goods and services may have hit its low point in November. If so, the Conference Board said, the recession that officially began in March 2001 would have been "the mildest in U.S. history."

     The Federal Reserve Board provided considerable fuel for the economic recovery. The central bank lowered its target for short-term interest rates three times during the six-month period. The final reduction left the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--at a 40-year low of 1.75%. Inflation remained dormant, making the Fed's aggressive action possible. After-tax corporate profits, however, were nearly 11% lower in the fourth quarter of 2001 than they had been one year earlier.

BONDS STRUGGLED
Bonds did not welcome the economic recovery. The Lehman Brothers Aggregate Bond Index, a measure of the entire taxable investment-grade U.S. bond market, returned a slight 0.1%, as falling prices almost fully offset interest payments.

     Bond prices fell because interest rates rose, except for those on very short-term money market securities. (Indeed, money market investors found themselves looking at some of the lowest returns in years owing to the Fed's rate-cutting, which pushed the yield of the 3-month Treasury bill down 59 basis points to 1.78% as of March 31.) The divergent moves of bond and money market yields were due at least in part to investors' expectation of future Fed rate hikes. The yield of the 10-year Treasury note surged 81 basis points to end the period at 5.40%.

WELLESLEY'S STOCK AND BOND STRATEGIES INFLUENCED RETURN
With a return of 3.2% for the six months, Vanguard Wellesley Income Fund measured up well against its unmanaged benchmark index but came up short in comparison with the average income fund and the broad stock market.

     Your fund's bond holdings, which account for about $6.10 of every $10 invested in the fund, were flat during the six months as price declines offset the income earned by the securities. Wellesley's bond return was behind that of its benchmark, the Lehman Credit A or Better Bond Index, for two reasons: First, your fund's bonds have a slightly longer average duration than the index. This difference, which means that the prices of our bonds are more sensitive overall to interest rates than those of bonds in the index, was a disadvantage during a period when rates rose. Second, about 10% of your fund's bond investments are in securities issued by the federal government and its agencies. The Lehman index holds only corporate bonds, which outperformed government securities during the six months.

--------------------------------------------------------------------------------
Your fund's bond holdings, which account for about $6.10 of every $10 invested in the fund, were flat during the six months, as price declines erased the income earned by the securities.
--------------------------------------------------------------------------------

     Wellesley's stock holdings returned 9.0%, an excellent result for a six-month period. Our return relative to the stock portion of our composite index, which gained about 3.9%, was outstanding. Strong stock selection was the key, particularly among industrial companies and retailers. The return of the fund's stock investments, however, fell short of the overall stock market's rise. This underperformance was the result of Wellesley's significant stake in utilities stocks, which were the market's poorest performers during the six months, and the near-absence of technology stocks, which turned in an excellent return of 22% as measured within the broad stock market.

     For further information on the fund's individual securities, see the Report from the Adviser on page 5.

--------------------------------------------------------------------------------
Strong stock selection was the key, particularly among industrial companies and retailers.
--------------------------------------------------------------------------------

     Of course, Wellesley's big commitment to utilities and its avoidance of technology shares should come as little surprise. Your fund emphasizes value-oriented, dividend-paying stocks-- an approach that tilts the portfolio toward telephone and electric companies and away from software developers and computer-chip makers. The result of this emphasis is that the fund's stock holdings are often quite different in profile from the broad stock market. At times these differences work to our shareholders' benefit, and sometimes they do not. However, over the long run, we believe that this philosophy makes sense for investors who are seeking a relatively conservative--and well-balanced-- investment that produces solid levels of current income.

     Two years ago, the stock market began imparting some important lessons to investors about the value of diversification and the danger in chasing hot investments and market sectors. Today, the financial markets are still teaching us about the value of a balanced portfolio and the importance of maintaining a long-term perspective. We believe that investors who have taken these lessons to heart have the best chance of success.

Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

April 9, 2002


--------------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: SEPTEMBER 30, 2001-MARCH 31, 2002

                                                                     DISTRIBUTIONS
                                                                       PER SHARE
                                                               -----------------------
                                     STARTING         ENDING      INCOME       CAPITAL
                                  SHARE PRICE    SHARE PRICE   DIVIDENDS         GAINS
--------------------------------------------------------------------------------------
VANGUARD WELLESLEY INCOME FUND
  Investor Shares                      $20.69         $20.09      $0.505        $0.712
  Admiral Shares                        50.14          48.67       1.241         1.726
--------------------------------------------------------------------------------------

4

REPORT FROM THE ADVISER

For the six months ended March 31, 2002, Vanguard Wellesley Income Fund returned 3.2%, outpacing the 1.9% gain of its composite index benchmark.

     The fund's stock segment returned 9.0% for the period, ending well ahead of the index's equity portion (+3.9%). Our stock benchmark is weighted 75% S&P 500/Barra Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Integrated Telecommunication Services Index.

     The bond segment's disappointing return--essentially zero--lagged the 0.6% return of our bond benchmark, the Lehman Credit A or Better Index, which measures intermediate-term, high-quality corporate bonds.

INVESTMENT ENVIRONMENT
The U.S. economy has recovered from the recession earlier than expected, with consumer spending holding up well despite higher unemployment. Last year's fiscal and monetary stimuli resulted in one of the mildest recessions in recent history. The pace of the economic expansion is expected to be modest, however, due to limited pent-up consumer demand, the headwinds of higher energy prices, and the likelihood of higher interest rates.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.
--------------------------------------------------------------------------------

     Stock prices have rebounded smartly from the lows they reached last year, and it appears that investors are anticipating higher corporate profits as a result of improving economic conditions. But there are wrinkles: The market is now having to wrestle with accounting issues as well as questions about stock valuations. In particular, many investors have started to wonder whether the actual improvement in corporate profits will meet expectations, and whether price/earnings multiples have any room to grow in the face of rising interest rates.

     The environment for bonds during the six months was generally weak. The yield of the 10-year U.S. Treasury note increased from 4.59% on September 30, 2001, to 5.40% on March 31. After a very active 2001, the Federal Reserve Board refrained from making any interest rate changes in the first quarter of 2002. Data indicating that the economy had bottomed and that a recovery was under way prompted the Fed to shift its monetary policy bias to a more neutral stance. This apparent end to the easing cycle caused the Treasury yield curve--a representation of the yields available on Treasuries of various maturities--to flatten. Over the semiannual period, risk premiums narrowed and liquidity in the bond market improved.

THE FUND'S SUCCESSES
Favorable stock selection was a significant factor in the fund's strong half-year performance relative to its equity benchmark. Notably, two of our largest holdings did very well. ExxonMobil advanced as oil prices rose, a result of OPEC's success in sticking to its production cutbacks as well as concerns about disruptions in the Middle East. Weyerhaeuser was a strong performer following its successful acquisition of Willamette. The fund's overweighting in the consumer staples and materials & processing sectors and its underweighting in telecommunications also boosted performance.

     During the period, we reduced the price sensitivity--typically measured by "duration"--of our bond portfolio and lowered our allocation to Treasuries. These moves helped our relative performance, but unfortunately they could not offset several factors (described below) that led to our underperformance in this portion of the portfolio.

THE FUND'S SHORTFALLS
Wellesley's underweighting in technology and consumer discretionary stocks hurt performance, as these areas rebounded from lows seen last autumn. We also had poor stock selection in the financial sector.

     In the bond segment, our portfolio's duration, though shortened, remained longer than that of the Lehman index, a factor that hurt relative performance. And our Treasury holdings, though diminished, cut into comparative performance because the index consists only of investment-grade corporates, which outperformed Treasuries.

     Our most serious mistake was holding Enron bonds (0.5% of the bond portfolio, or 0.3% of the entire fund), which deteriorated from $106 at the beginning of the six months to the high $20s when we liquidated the position in late fall. Fortunately, our commitment to broad diversification saved the portfolio from more significant damage due to this credit mistake.

THE FUND'S POSITIONING
The fund maintained its traditional posture of investing 60%-65% of assets in investment-grade bonds and 35%-40% in dividend-paying stocks. Our investment strategy remains consistent, with changes in our asset mix made only at the margin. We began fiscal 2002 with 38% in stocks, and we remained close to that level at the end of March. We expect to stay around the midpoint of the equity range because of the risk that earnings may not meet expectations.

     Our equity strategy is to purchase the stocks of companies with above-market yields from a wide range of industries. As of March 31, the average yield on our stocks was 3.1%--more than double the 1.4% yield of the large-cap-dominated S&P 500 Index, which includes both growth and value stocks.

     We remain underweighted in technology because of these stocks' high valuations and typically low (or absent) dividends. We have added to our energy holdings based on attractive valuations, and we trimmed some utility holdings as they approached our target prices.

     Because we expect interest rates to move up very gradually, we will continue to reduce the portfolio's duration. Having a shorter duration than the index will make our portfolio relatively less sensitive to interest rate changes; for example, if rates go up, we would expect our bonds' principal value to fall less than that of the Lehman index. We purchase only investment-grade, U.S.-dollar-denominated bonds, and we emphasize issuers with stable-to-improving credit fundamentals.

     The fund's investment strategy is guided by our ongoing obligation to provide shareholders with an attractive level of income by investing in high-quality securities. In general, the fund's performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and its meaningful weighting in high-yielding stocks.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP                                April 10, 2002

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                SIX MONTHS ENDED MARCH 31, 2002

                            COMMENTS
--------------------------------------------------------------------------------
NEW POSITIONS

Merck Prospects of temporary flattening of earnings were adequately discounted in stock price.
================================================================================
ELIMINATED

Eastman Kodak               Continued quarterly shortfalls, particularly in
                            medical imaging.
--------------------------------------------------------------------------------
GPU                         Acquired by FirstEnergy.
--------------------------------------------------------------------------------
USX-Marathon                Achieved our downwardly revised target price.
--------------------------------------------------------------------------------
USX-U.S. Steel              Deteriorating fundamentals.
--------------------------------------------------------------------------------

                                                                     SEE PAGE 13
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                AS OF MARCH 31, 2002
  FOR WELLESLEY INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on pages 10-11.

--------------------------
TOTAL FUND CHARACTERISTICS

Yield
  Investor Shares     4.7%
  Admiral Shares      4.8%
Turnover Rate         40%*
Expense Ratio
  Investor Shares   0.31%*
  Admiral Shares    0.24%*
Cash Investments      2.3%
--------------------------

----------------------------------------
TEN LARGEST STOCKS (% of equities)

ExxonMobil Corp.                    5.6%
  (oil)
Weyerhaeuser Co.                    4.0
  (forest products)
SBC Communications Inc.             3.5
  (telecommunications)
BellSouth Corp.                     3.5
  (telecommunications)
Philip Morris Cos., Inc.            3.1
  (tobacco)
Caterpillar, Inc.                   3.1
  (manufacturing)
XL Capital Ltd. Class A             3.0
  (insurance)
Southern Co.                        2.9
  (electric utilities)
National City Corp.                 2.9
  (banking)
Verizon Communications              2.8
  (telecommunications)
----------------------------------------
Top Ten                            34.4%
----------------------------------------
Top Ten as % of Total Net Assets   12.6%
----------------------------------------

------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                                BEST               WILSHIRE
                      FUND     FIT**   FUND            5000
-----------------------------------------------------------
R-Squared             0.34      1.00   0.00            1.00
Beta                  0.21      1.00   0.05            1.00
-----------------------------------------------------------

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                       BEST       WILSHIRE
                                         FUND         FIT**           5000
--------------------------------------------------------------------------
Auto & Transportation                    0.9%          3.6%           2.3%
Consumer Discretionary                   6.8          11.7           15.0
Consumer Staples                         7.8           1.7            6.9
Financial Services                      22.0          31.7           21.0
Health Care                              1.0           2.1           13.9
Integrated Oils                         10.0          11.2            3.8
Other Energy                             0.0           3.3            2.2
Materials & Processing                  11.6           5.8            3.5
Producer Durables                        5.2           5.3            3.9
Technology                               0.4           6.1           15.1
Utilities                               31.3          14.6            7.3
Other                                    3.0           2.9            5.1
--------------------------------------------------------------------------

-----------------------------
FUND ASSET ALLOCATION

[PIE CHART]

Stocks                    37%
Bonds                     61%
Cash Investments           2%


 *Annualized.
**S&P 500/Barra Value Index.

-----------------------------------------------------------
EQUITY CHARACTERISTICS
                                        BEST       WILSHIRE
                            FUND        FIT*           5000
-----------------------------------------------------------
Number of Stocks              58         352          5,948
Median Market Cap         $18.7B      $31.3B         $32.8B
Price/Earnings Ratio       21.0x       26.0x          32.6x
Price/Book Ratio            2.6x        2.5x           3.3x
Dividend Yield              3.1%        2.0%           1.3%
Return on Equity           20.2%       18.3%          22.0%
Earnings Growth Rate        7.8%        7.0%          12.5%
Foreign Holdings            4.2%        0.0%           0.0%
-----------------------------------------------------------

-------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of bonds)

Treasury/Agency**                      9.8%
Aaa                                    5.3
Aa                                    23.5
A                                     40.6
Baa                                   20.8
Ba                                     0.0
B                                      0.0
Not Rated                              0.0
-------------------------------------------
Total                                100.0%
-------------------------------------------

------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                         BEST           LEHMAN
                                       FUND              FIT+          INDEX++
------------------------------------------------------------------------------
Number of Bonds                         201             2,352            6,786
Yield to Maturity                      6.3%              6.2%             6.0%
Average Coupon                         6.6%              6.6%             6.5%
Average Maturity                  8.7 years         9.0 years        8.2 years
Average Quality                          A1               Aa3              Aaa
Average Duration                  5.5 years         5.2 years        4.6 years
------------------------------------------------------------------------------

----------------------------
EQUITY INVESTMENT FOCUS

[GRID]

MARKET CAP             LARGE
STYLE                  VALUE

-------------------------------------------
DISTRIBUTION BY ISSUER (% of bonds)

Asset-Backed                           1.4%
Commercial Mortgage-Backed             0.0
Finance                               25.4
Foreign                                0.7
Government Mortgage-Backed             7.6
Industrial                            47.7
Treasury/Agency                        2.2
Utilities                             15.0
-------------------------------------------
Total                                100.0%
-------------------------------------------

-------------------------------------------------
FIXED INCOME INVESTMENT FOCUS

[GRID]

CREDIT QUALITY         INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY       SHORT


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

 *S&P 500/Barra Value Index.
**Includes government mortgage-backed bonds.
 +Lehman Credit A or Better Index.
++Lehman Aggregate Bond Index.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"-- highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2002
  FOR WELLESLEY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1991-MARCH 31, 2002

                              WELLESLEY INCOME FUND                    COMPOSITE
                                 INVESTOR SHARES                          INDEX*
--------------------------------------------------------------------------------
FISCAL            CAPITAL               INCOME          TOTAL              TOTAL
YEAR               RETURN               RETURN         RETURN             RETURN
--------------------------------------------------------------------------------
1992                 6.9%                 7.9%          14.8%              13.5%
1993                 9.9                  7.2           17.1               17.7
1994               -10.6                  5.7           -4.9               -6.0
1995                13.7                  7.0           20.7               23.3
1996                 3.2                  6.0            9.2                7.5
1997                15.5                  6.4           21.9               20.3
1998                 8.1                  5.8           13.9               12.8
1999                -5.3                  5.0           -0.3                3.2
2000                 2.5                  5.8            8.3                9.3
2001                 7.6                  5.3           12.9                2.6
2002**               0.6                  2.6            3.2                1.9
--------------------------------------------------------------------------------
 *Bond component is 65% Lehman Long Credit AA or Better Index through March 31,
  2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
**Six months ended March 31, 2002.
Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

                                                               TEN YEARS
                                    ONE      FIVE     --------------------------
                INCEPTION DATE     YEAR     YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Wellesley Income Fund
  Investor Shares     7/1/1970    8.03%    10.53%       5.00%     6.05%   11.05%
  Admiral Shares     5/14/2001    5.90*       --          --        --       --
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
  MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
WELLESLEY INCOME FUND                                    (000)            (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (6.0%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.4%)
U.S. Treasury Note
    6.75%, 5/15/2005                                   $25,000       $   26,724
                                                                   -------------
AGENCY BONDS AND NOTES (1.0%)
Federal National Mortgage Assn.
    5.75%, 6/15/2005                                    75,000           77,312
                                                                   -------------
MORTGAGE OBLIGATIONS (4.6%)
Federal National Mortgage Assn.
(1) 5.572%, 12/1/2011                                   72,215           69,383
Federal National Mortgage Assn.
(1) 5.735%, 1/1/2009                                    14,418           14,240
Federal National Mortgage Assn.
(1) 5.793%, 11/1/2011                                   53,204           51,888
Federal National Mortgage Assn.
(1) 5.87%, 9/1/2011                                     20,144           19,862
Federal National Mortgage Assn.
(1) 6.03%, 5/1/2011                                     24,797           24,643
Government National Mortgage Assn.
(1) 6.00%, 6/15/2028-- 1/15/2030                        44,728           43,731
Government National Mortgage Assn.
(1) 6.50%, 10/15/2008-- 2/15/2015                       17,930           18,399
Government National Mortgage Assn.
(1) 7.50%, 3/15/2029-- 2/15/2032                       107,576          112,138
                                                                   -------------
                                                                        354,284
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $458,905)                                                       458,320
--------------------------------------------------------------------------------
CORPORATE BONDS (54.6%)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.8%)
Citibank Credit Card Issuance Trust
(1) 4.10%, 12/7/2006                                    25,000           24,657
Connecticut RRB Special Purpose Trust
(1) 6.21%, 12/30/2011                                   12,870           12,939
PECO Energy Transition Trust
(1) 6.52%, 12/31/2010                                   25,000           25,430
                                                                   -------------
                                                                         63,026
                                                                   -------------
FINANCE (15.5%)
  BANKING (7.1%)
BB&T Corp.
    6.50%, 8/1/2011                                     25,000           25,039
Banc One Corp.
    7.75%, 7/15/2025                                    25,000           26,459
Bank of America Corp.
    7.875%, 5/16/2005                                   25,000           26,949

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
WELLESLEY INCOME FUND                                    (000)            (000)
--------------------------------------------------------------------------------
Bank One Corp.
    6.50%, 2/1/2006                                    $25,000       $   25,836
Boatmen's Bancshares Inc.
    7.625%, 10/1/2004                                   10,000           10,693
Citicorp
    6.65%, 12/15/2010                                   25,000           25,382
    7.125%, 9/1/2005                                    15,000           15,698
Citigroup Inc.
    5.50%, 8/9/2006                                     10,000           10,028
CoreStates Capital Corp.
    6.625%, 3/15/2005                                   20,000           20,617
Fifth Third Bancorp
    6.75%, 7/15/2005                                    25,000           26,126
First Bank N.A.
    7.55%, 6/15/2004                                     8,000            8,508
First Bank System
    6.625%, 5/15/2003                                   10,000           10,331
    7.625%, 5/1/2005                                     7,500            7,970
First Union Corp.
    6.00%, 10/30/2008                                   15,000           14,559
Key Bank N.A.
    7.00%, 2/1/2011                                     25,000           25,315
J.P. Morgan & Co., Inc.
    5.75%, 10/15/2008                                   20,000           19,062
    6.25%, 1/15/2009                                    20,000           19,507
NBD Bank N.A.
    6.25%, 8/15/2003                                    20,000           20,663
National City Bank Cleveland
    6.50%, 5/1/2003                                     10,000           10,302
National City Bank Pennsylvania
    7.25%, 10/21/2011                                   22,000           22,770
National City Corp.
    7.20%, 5/15/2005                                    20,000           20,974
NationsBank Corp.
    7.75%, 8/15/2004                                    20,000           21,454
Regions Financial Corp.
    7.00%, 3/1/2011                                     25,000           25,721
Republic New York Corp.
    5.875%, 10/15/2008                                  15,000           14,349
Wachovia Corp.
    6.375%, 4/15/2003                                   20,000           20,613
    6.605%, 10/1/2025                                   15,000           15,711
Wells Fargo & Co.
    6.625%, 7/15/2004                                   25,000           26,186
Wells Fargo Bank N.A.
    7.55%, 6/21/2010                                    25,000           26,868

  FINANCE COMPANIES (2.8%)
American Express Credit Corp.
    5.50%, 9/12/2006                                    40,000           39,772
Associates Corp. of North America
    6.25%, 11/1/2008                                    25,000           25,179
John Deere Capital Corp.
    7.00%, 3/15/2012                                    20,000           19,935
General Electric Capital Corp.
    7.25%, 2/1/2005                                     50,000           53,063
    7.375%, 1/19/2010                                   10,000           10,636
    8.125%, 5/15/2012                                   10,000           11,154
General Motors Acceptance Corp.
    6.75%, 1/15/2006                                    10,000           10,129
    7.75%, 1/19/2010                                    15,000           15,335
    8.00%, 11/1/2031                                    25,000           25,063

  INSURANCE (5.1%)
Allstate Corp.
    7.50%, 6/15/2013                                    20,000           21,561
Chubb Corp.
    6.00%, 11/15/2011                                   45,000           43,543
Cincinnati Financial Corp.
    6.90%, 5/15/2028                                    21,750           20,553
Farmers Exchange Capital
(2) 7.05%, 7/15/2028                                    16,750           13,112
John Hancock Financial Services
    5.625%, 12/1/2008                                   50,000           48,805
Hartford Life Inc.
    7.375%, 3/1/2031                                    38,000           38,675
Liberty Mutual Insurance Co.
(2) 8.50%, 5/15/2025                                    25,000           23,406
Lumbermens Mutual Casualty Co.
    9.15%, 7/1/2026                                     20,000           18,341
MBIA Inc.
    7.00%, 12/15/2025                                   19,500           19,326
Metlife Inc.
    5.25%, 12/1/2006                                    25,000           24,617
Metropolitan Life Insurance Co.
(2) 7.80%, 11/1/2025                                    25,000           25,140
NAC Re Corp.
    7.15%, 11/15/2005                                    5,350            5,534
Nationwide Life Global Fund
(2) 5.35%, 2/15/2007                                    25,000           24,469
St. Paul Companies, Inc.
    7.875%, 4/15/2005                                   40,000           42,373
UNUM Corp.
    6.75%, 12/15/2028                                   25,000           22,151

  OTHER (0.5%)
National Rural Utilities Corp.
    7.25%, 3/1/2012                                     35,000           34,935
                                                                   -------------
                                                                      1,180,497
                                                                   -------------
INDUSTRIAL (29.1%)
  BASIC INDUSTRY (4.7%)
Allegheny Technologies
(2) 8.375%, 12/15/2011                                  15,000           14,562

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
                                                         (000)            (000)
--------------------------------------------------------------------------------
ALCOA, Inc.
    6.50%, 6/1/2011                                    $65,000       $   65,725
Dow Chemical
    5.75%, 12/15/2008                                   50,000           47,944
E.I. du Pont de Nemours & Co.
    6.75%, 10/15/2004                                   25,000           26,298
    6.75%, 9/1/2007                                     25,000           26,533
Eaton Corp.
    6.50%, 6/1/2025                                     10,000           10,138
Ferro Corp.
    7.125%, 4/1/2028                                    10,000            7,852
Hubbell Inc.
    6.625%, 10/1/2005                                   10,000           10,372
International Paper Co.
    6.75%, 9/1/2011                                     10,985           10,919
    7.625%, 1/15/2007                                   15,000           15,823
Merck & Co.
    4.125%, 1/18/2005                                   10,000            9,904
    5.25%, 7/1/2006                                     15,000           14,933
PPG Industries, Inc.
    6.875%, 2/15/2012                                   10,200            9,824
Praxair, Inc.
    6.375%, 4/1/2012                                    25,000           24,797
Rohm & Haas Co.
    6.95%, 7/15/2004                                    25,000           26,134
Weyerhaeuser Co.
    6.00%, 8/1/2006                                     35,000           34,518

  CAPITAL GOODS (2.2%)
Caterpillar, Inc.
    9.00%, 4/15/2006                                     3,000            3,349
Deere & Co.
    7.85%, 5/15/2010                                     6,000            6,366
Illinois Tool Works, Inc.
    5.75%, 3/1/2009                                     25,000           24,503
Minnesota Mining & Manufacturing Corp.
    4.15%, 6/30/2005                                    10,000            9,859
    6.375%, 2/15/2028                                   25,000           23,291
Tenneco Packaging
    8.125%, 6/15/2017                                   20,000           21,106
    8.375%, 4/15/2027                                   20,000           21,240
United Technologies Corp.
    6.35%, 3/1/2011                                      5,000            5,008
    7.125%, 11/15/2010                                  25,000           26,292
Vulcan Materials Co.
    6.00%, 4/1/2009                                     25,000           23,707

  COMMUNICATIONS (5.1%)
AT&T Corp.
    6.50%, 3/15/2029 25,000 20,719
AirTouch Communications, Inc.
    6.35%, 6/1/2005                                     25,000           25,642
BellSouth Corp.
    6.00%, 10/15/2011                                   20,000           19,427
Chesapeake & Potomac Telephone Co. (VA)
    7.875%, 1/15/2022                                   16,000           16,582
Comcast Cable Communications
    6.20%, 11/15/2008                                   40,000           38,457
Cox Communications, Inc.
    7.75%, 8/15/2006                                    25,000           25,885
GTE California Inc.
    6.70%, 9/1/2009                                     25,000           25,207
GTE Southwest, Inc.
    6.00%, 1/15/2006                                    10,000           10,178
Michigan Bell Telephone Co.
    7.85%, 1/15/2022                                    25,000           27,490
New Jersey Bell Telephone Co.
    8.00%, 6/1/2022                                     14,585           15,705
New York Telephone Co.
    6.50%, 3/1/2005                                     30,000           30,452
New York Times Co.
    8.25%, 3/15/2025                                    26,000           26,220
News America Holdings Inc.
    8.50%, 2/15/2005                                    10,000           10,675
Ohio Bell Telephone Co.
    6.125%, 5/15/2003                                   15,000           15,399
Sprint Capital Corp.
    6.875%, 11/15/2028                                  20,000           15,173
Tribune Co.
    6.875%, 11/1/2006                                   20,000           20,791
Washington Post Co.
    5.50%, 2/15/2009                                    50,000           47,671

  CONSUMER CYCLICALS (4.6%)
AOL Time Warner
    6.125%, 4/15/2006                                   25,000           24,999
Anheuser-Busch Inc.
    6.00%, 4/15/2011                                    26,125           25,827
DaimlerChrysler North America Holding Corp.
    7.40%, 1/20/2005                                    25,000           25,912
The Walt Disney Co.
    6.75%, 3/30/2006                                    50,000           51,481
Ford Motor Co.
    7.25%, 10/1/2008                                    17,000           16,653
Ford Motor Co.
    8.90%, 1/15/2032                                    35,000           36,435
Gannett Co., Inc.
    6.375%, 4/1/2012                                    25,000           24,868
General Motors Corp.
    6.375%, 5/1/2008                                     5,000            4,830

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
WELLESLEY INCOME FUND                                    (000)            (000)
--------------------------------------------------------------------------------
General Motors Corp.
    9.40%, 7/15/2021                                   $20,000       $   22,560
Time Warner Inc.
    7.48%, 1/15/2008                                    25,000           25,742
Viacom Inc.
    6.40%, 1/30/2006                                    35,000           35,652
Wal-Mart Stores, Inc.
    6.875%, 8/10/2009                                   50,000           52,699

  CONSUMER NON CYCLICALS (8.5%)
Abbott Laboratories
    5.625%, 7/1/2006                                    20,000           20,253
Archer-Daniels-Midland Co.
    7.125%, 3/1/2013                                     3,000            3,158
    8.875%, 4/15/2011                                    5,325            6,220
Bestfoods
    6.625%, 4/15/2028                                   25,000           23,978
Bristol-Myers Squibb
    4.75%, 10/1/2006                                    45,000           43,923
CPC International, Inc.
    6.15%, 1/15/2006                                     3,085            3,150
Cardinal Health, Inc.
    4.45%, 6/30/2005                                    20,000           19,992
    6.00%, 1/15/2006                                    10,000           10,161
    6.75%, 2/15/2011                                     2,020            2,069
Coca-Cola Co.
    4.00%, 6/15/2005                                    10,000            9,790
    5.75%, 3/15/2011                                    50,000           48,651
Coca-Cola Enterprises
    5.75%, 11/1/2008                                    25,000           24,537
Colgate-Palmolive Co.
    3.98%, 4/29/2005                                    20,000           19,699
Conagra Foods Inc.
    6.00%, 9/15/2006                                    35,000           35,099
General Mills Inc.
    5.125%, 2/15/2007                                   25,000           24,286
Gillette Co.
(2) 3.75%, 12/1/2004                                     8,500            8,383
    5.75%, 10/15/2005                                   35,000           35,344
    6.25%, 8/15/2003                                    10,000           10,306
Hershey Foods Corp.
    6.95%, 3/1/2007                                     13,000           13,757
Johnson & Johnson
    6.73%, 11/15/2023                                   15,000           15,261
Kellogg Co.
    6.00%, 4/1/2006                                     15,000           15,156
    6.60%, 4/1/2011                                     35,000           35,151
Kimberly-Clark Corp.
    6.25%, 7/15/2018                                    25,000           23,245
Kraft Foods Inc.
    5.625%, 11/1/2011                                   50,000           47,337
Eli Lilly & Co.
    5.50%,  7/15/2006                                   25,000           25,201
    6.00%, 3/15/2012                                    10,000            9,885
Pepsi Bottling Holdings Inc.
(2) 5.625%, 2/17/2009                                    4,030            3,938
PepsiCo, Inc.
    4.50%, 9/15/2004                                     9,300            9,394
Pfizer Inc.
    5.625%, 2/1/2006                                    25,000           25,444
Pharmacia Corp.
    5.75%, 12/1/2005                                     5,130            5,177
Procter & Gamble Co.
    5.25%, 9/15/2003                                    15,000           15,324
    6.45%, 1/15/2026                                    25,000           24,238
Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                                     25,000           30,853

  ENERGY (2.1%)
Amerada Hess Corp.
    6.65%, 8/15/2011                                    35,000           34,456
Burlington Resources Inc.
(2) 6.50%, 12/1/2011                                    25,000           24,187
Phillips Petroleum Co.
    8.50%, 5/25/2005                                    21,980           23,996
Texaco Capital
    8.625%, 4/1/2032                                    25,000           30,630
USX Corp.
    6.85%, 3/1/2008                                     25,000           25,470
Ultramar Diamond Shamrock
    7.20%, 10/15/2017                                   25,000           24,059

  TECHNOLOGY (0.4%)
International Business Machines Corp.
    4.125%, 6/30/2005                                    5,000            4,912
    7.00%, 10/30/2025                                   25,000           25,209

  TRANSPORTATION (1.1%)
Burlington Northern Santa Fe Corp.
    6.375%, 12/15/2005                                  12,500           12,776
CSX Corp.
    6.75%, 3/15/2011                                    25,000           25,072
Norfolk Southern Corp.
    6.20%, 4/15/2009                                    25,000           24,258
Southwest Airlines Co.
    6.50%, 3/1/2012                                     25,000           24,453

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
                                                         (000)            (000)
--------------------------------------------------------------------------------
  OTHER (0.4%)
McDonald's Corp.
    5.75%, 3/1/2012                                    $10,000       $    9,587
    6.00%, 4/15/2011                                    20,000           19,583
                                                                   -------------
                                                                      2,217,336
                                                                   -------------
UTILITIES (9.2%)
  ELECTRIC (7.8%)
Alabama Power Co.
    5.49%, 11/1/2005                                     8,250            8,174
American Electric Power
    6.125%, 5/15/2006                                   35,000           34,983
Arizona Public Service Co.
    6.625%, 3/1/2004                                    10,000           10,311
    7.625%, 8/1/2005                                    15,000           15,620
Cinergy Corp.
    6.25%, 9/1/2004                                     25,000           24,941
Commonwealth Edison
(2) 6.15%, 3/15/2012                                    20,000           19,882
Consolidated Edison Co. of New York, Inc.
    6.375%, 4/1/2003                                    20,000           20,458
DTE Energy Co.
    7.05%, 6/1/2011                                     35,000           35,334
Duke Energy Corp.
    6.25%, 1/15/2012                                    25,000           24,451
Exelon Corp.
    6.75%, 5/1/2011                                     25,000           24,410
Firstenergy Corp.
    6.45%, 11/15/2011                                   50,000           45,784
Florida Power Corp.
    6.65%, 7/15/2011                                    25,000           24,732
Illinois Power Co.
    6.50%, 8/1/2003                                     10,000           10,171
Kentucky Utilities Co.
    7.92%, 5/15/2007                                     5,000            5,323
NRG Energy Inc.
    6.75%, 7/15/2006                                    25,000           24,000
Northern States Power Co.
    6.375%, 4/1/2003                                     8,000            8,174
Oklahoma Gas & Electric Co.
    6.50%, 4/15/2028                                    10,000            8,296
PSI Energy Inc.
    6.65%, 6/15/2006                                    25,000           24,901
PSEG Power
    7.75%, 4/15/2011                                    25,000           25,641
PacifiCorp
    6.625%, 6/1/2007                                    10,000           10,151
Pennsylvania Power & Light Co.
    6.50%, 4/1/2005                                     15,000           15,258
PECO Energy
    6.50%, 5/1/2003                                     30,000           30,831
SCANA Corp.
    6.25%, 2/1/2012                                     25,000           24,361
    6.875%, 5/15/2011                                   25,000           25,453
Southwestern Public Service Co.
    5.125%, 11/1/2006                                   35,115           33,864
Texas Utilities Electric Co.
    6.75%, 7/1/2005                                     10,000           10,336
Union Electric Co.
    6.875%, 8/1/2004                                    10,000           10,380
Virginia Electric & Power Co.
    5.375%, 2/1/2007                                    25,000           24,427
Wisconsin Power & Light
    5.70%, 10/15/2008                                   12,650           12,140

  NATURAL GAS (0.7%)
Duke Energy Field Services
    7.50%, 8/16/2005                                    19,885           20,430
Keyspan Corp.
    6.15%, 6/1/2006                                     35,000           35,410

  OTHER (0.7%)
Quebec Hydro Electric
    6.30%, 5/11/2011                                    50,000           50,319
                                                                   -------------
                                                                        698,946
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $4,167,131)                                                   4,159,805
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.4%)
--------------------------------------------------------------------------------
Province of Manitoba
    6.125%, 1/19/2004                                    7,000            7,251
Province of Ontario
    6.00%, 2/21/2006                                    25,000           25,777
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $31,888)                                                         33,028
--------------------------------------------------------------------------------

                                                        SHARES
--------------------------------------------------------------------------------
COMMON STOCKS (36.7%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.3%)
Ford Motor Co.                                       1,557,336           25,680
                                                                   -------------
Consumer Discretionary (2.5%)
Kimberly-Clark Corp.                                 1,203,500           77,806
May Department Stores Co.                            1,988,300           69,292
The Stanley Works                                      922,000           42,643
                                                                   -------------
                                                                        189,741
                                                                   -------------
CONSUMER STAPLES (2.8%)
Philip Morris Cos., Inc.                             1,645,000           86,642
Procter & Gamble Co.                                   547,300           49,306
H.J. Heinz Co.                                       1,000,800           41,533

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WELLESLEY INCOME FUND                                   SHARES            (000)
--------------------------------------------------------------------------------
Kellogg Co.                                            732,600       $   24,593
Universal Corp. VA                                     400,000           15,743
                                                                   -------------
                                                                        217,817
                                                                   -------------
FINANCIAL SERVICES (8.1%)
XL Capital Ltd. Class A                                909,300           84,883
National City Corp.                                  2,606,600           80,179
Marsh & McLennan Cos., Inc.                            549,400           61,939
St. Paul Cos., Inc.                                  1,168,800           53,589
The Chubb Corp.                                        714,900           52,259
PNC Financial Services Group                           839,500           51,621
Washington Mutual, Inc.                              1,545,300           51,196
Bank of America Corp.                                  501,300           34,098
U.S. Bancorp                                         1,300,500           29,352
J.P. Morgan Chase & Co.                                791,740           28,226
Sun Communities, Inc. REIT                             685,600           26,944
Archstone-Smith Trust REIT                             890,100           23,846
Equity Office Properties Trust REIT                    696,700           20,894
Brandywine Realty Trust REIT                           484,500           11,580
FelCor Lodging Trust, Inc. REIT                        200,000            4,250
                                                                   -------------
                                                                        614,856
                                                                   -------------
HEALTH CARE (0.4%)
Merck & Co., Inc.                                      500,000           28,790
                                                                   -------------
INTEGRATED OILS (3.7%)
ExxonMobil Corp.                                     3,558,926          155,988
ChevronTexaco Corp.                                    478,000           43,149
Royal Dutch Petroleum Co. ADR                          523,000           28,408
BP PLC ADR                                             512,708           27,225
Petrol Brasil ADR                                      989,900           24,678
                                                                   -------------
                                                                        279,448
                                                                   -------------
MATERIALS & PROCESSING (4.2%)
Weyerhaeuser Co.                                     1,797,000          112,959
E.I. du Pont de Nemours & Co.                        1,648,100           77,708
Ashland, Inc.                                        1,140,000           51,881
Eastman Chemical Co.                                 1,023,400           49,932
Dow Chemical Co.                                       620,000           20,286
MeadWestvaco Corp.                                     325,179           10,780
                                                                   -------------
                                                                        323,546
                                                                   -------------
PRODUCER DURABLES (1.9%)
Caterpillar, Inc.                                    1,504,900           85,554
Emerson Electric Co.                                 1,069,500           61,379
                                                                   -------------
                                                                        146,933
                                                                   -------------
TECHNOLOGY (0.2%)
Rockwell Automation, Inc.                              619,700           12,431
                                                                   -------------
UTILITIES (11.5%)
SBC Communications Inc.                              2,618,600           98,040
BellSouth Corp.                                      2,656,000           97,900
Southern Co.                                         3,053,000           80,874
Verizon Communications                               1,735,800           79,239
DTE Energy Co.                                       1,388,200           63,163
FirstEnergy Corp.                                    1,801,227           62,286
Questar Corp.                                        2,266,900           58,282
Exelon Corp.                                         1,087,600           57,610
Consolidated Edison Inc.                             1,025,500           42,979
NICOR Inc.                                             822,300           37,456
Progress Energy, Inc.                                  724,800           36,269
Sprint Corp.                                         2,193,200           33,534
SCANA Corp.                                          1,021,600           31,261
Duke Energy Corp.                                      802,400           30,331
Pinnacle West Capital Corp.                            618,800           28,063
FPL Group, Inc.                                        350,500           20,872
National Fuel Gas Co.                                  764,200           18,608
                                                                   -------------
                                                                        876,767
                                                                   -------------
OTHER (1.1%)
Minnesota Mining & Manufacturing Co.                   393,400           45,245
Shell Transport & Trading Co. ADR                      864,500           38,280
                                                                   -------------
                                                                         83,525
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $2,276,692)                                                   2,799,534
--------------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.91%, 4/1/2002--Note G                             $ 75,560           75,560
  1.92%, 4/1/2002                                      104,373          104,373
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $179,933)                                                       179,933
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $7,114,549)                                                   7,630,620
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     97,949
Liabilities--Note G                                                    (104,206)
                                                                   -------------
                                                                         (6,257)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $7,624,363
================================================================================
*See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the aggregate value of these securities was $157,079,000, representing 2.1% of net assets.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------

                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $7,113,503
Overdistributed Net Investment Income                                    (2,335)
Accumulated Net Realized Losses                                          (2,876)
Unrealized Appreciation--Note F                                         516,071
--------------------------------------------------------------------------------
NET ASSETS                                                           $7,624,363
================================================================================

Investor Shares--Net Assets
Applicable to 338,397,490 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $6,798,265
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $20.09
================================================================================

Admiral Shares--Net Assets
Applicable to 16,971,894 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $826,098
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $48.67
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           WELLESLEY INCOME FUND
                                                 SIX MONTHS ENDED MARCH 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 41,776
  Interest                                                              142,003
  Security Lending                                                          215
--------------------------------------------------------------------------------
    Total Income                                                        183,994
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,997
    Performance Adjustment                                                  240
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     7,715
      Admiral Shares                                                        635
    Marketing and Distribution
      Investor Shares                                                       388
      Admiral Shares                                                         32
  Custodian Fees                                                             20
  Auditing Fees                                                               6
  Shareholders' Reports
    Investor Shares                                                          66
    Admiral Shares                                                            7
  Trustees' Fees and Expenses                                                 3
--------------------------------------------------------------------------------
    Total Expenses                                                       11,109
    Expenses Paid Indirectly--Note D                                       (366)
--------------------------------------------------------------------------------
    Net Expenses                                                         10,743
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   173,251
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (2,525)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                  56,458
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $227,184
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                           WELLESLEY INCOME FUND
                         -------------------------------------------------------
                               SIX MONTHS                                  YEAR
                                    ENDED           JAN. 1 TO             ENDED
                            MAR. 31, 2002      SEPT. 30, 2001     DEC. 31, 2000
                                    (000)               (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income         $ 173,251           $ 248,951         $ 339,448
  Realized Net Gain (Loss)         (2,525)            260,799           180,887
  Change in Unrealized
    Appreciation (Depreciation)    56,458            (105,010)          405,840
--------------------------------------------------------------------------------
    Net Increase (Decrease)
      in Net Assets Resulting
      from Operations             227,184             404,740           926,175
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares              (162,592)           (227,895)         (338,646)
    Admiral Shares                (19,310)            (11,553)               --
  Realized Capital Gain*
    Investor Shares              (222,302)            (48,744)         (125,570)
    Admiral Shares                (25,285)                 --                --
--------------------------------------------------------------------------------
    Total Distributions          (429,489)           (288,192)         (464,216)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
    Investor Shares               486,409            (186,101)         (880,534)
    Admiral Shares                201,865             650,137                --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions  688,274             464,036          (880,534)
--------------------------------------------------------------------------------
  Total Increase (Decrease)       485,969             580,584          (418,575)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period           7,138,394           6,557,810         6,976,385
--------------------------------------------------------------------------------
  End of Period                $7,624,363          $7,138,394        $6,557,810
================================================================================
*Includes fiscal 2002, 2001, and 2000 short-term capital gain distributions totaling $32,687,000, $11,374,000, and $6,264,000, respectively, that are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WELLESLEY INCOME FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                      ENDED   JAN. 1 TO                    YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING           MARCH 31,   SEPT. 30,  ------------------------------------------------------
THROUGHOUT EACH PERIOD                 2002        2001       2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                $20.69      $20.34     $18.85     $22.12     $21.86     $20.51     $20.44
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                .481        .748       1.06      1.120       1.13      1.190       1.17
  Net Realized and Unrealized
    Gain (Loss) on Investments         .136        .472       1.89     (2.025)      1.40      2.805        .66
---------------------------------------------------------------------------------------------------------------
  Total from Investment
    Operations                         .617       1.220       2.95      (.905)      2.53      3.995       1.83
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from
    Net Investment
    Income                            (.505)      (.720)     (1.06)    (1.120)     (1.13)    (1.200)     (1.16)
  Distributions from
    Realized Capital
    Gains                             (.712)      (.150)     (0.40)    (1.245)     (1.14)    (1.445)      (.60)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                (1.217)      (.870)     (1.46)    (2.365)     (2.27)    (2.645)     (1.76)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $20.09      $20.69     $20.34     $18.85     $22.12     $21.86     $20.51
===============================================================================================================

TOTAL RETURN                          3.18%       6.16%     16.17%     -4.14%     11.84%     20.19%      9.42%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (Millions)                       $6,798      $6,493     $6,558     $6,976     $8,498     $7,646     $7,013
  Ratio of Total Expenses to
    Average Net Assets               0.31%*      0.33%*      0.31%      0.30%      0.31%      0.31%      0.31%
  Ratio of Net Investment Income
    to Average Net Assets            4.75%*      4.88%*      5.39%      5.22%      5.05%      5.47%      5.74%
  Portfolio Turnover Rate              40%*         24%        28%        20%        32%        36%        26%
===============================================================================================================
*Annualized.

22

WELLESLEY INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                        ENDED        MAY 14* TO
                                                    MARCH 31,         SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2002              2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $50.14            $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 1.182              .932
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       .315              .359
--------------------------------------------------------------------------------
  Total from Investment Operations                      1.497             1.291
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (1.241)           (1.151)
  Distributions from Realized Capital Gains            (1.726)               --
--------------------------------------------------------------------------------
  Total Distributions                                  (2.967)           (1.151)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $48.67            $50.14
================================================================================

TOTAL RETURN                                            3.19%             2.63%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $826              $645
  Ratio of Total Expenses to Average Net Assets       0.24%**           0.26%**
  Ratio of Net Investment Income to Average
    Net Assets                                        4.81%**           4.88%**
  Portfolio Turnover Rate                               40%**               24%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Effective in 2001, the fund's fiscal year-end changed from December 31 to September 30.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the Lehman Credit A or Better Bond Index, the S&P 500/Barra Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the six months ended March 31, 2002, the advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before an increase of $240,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2002, the fund had contributed capital of $1,379,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.38% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $346,000 and $20,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended March 31, 2002, the fund purchased $1,530,857,000 of investment securities and sold $443,821,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $361,917,000 and $990,049,000, respectively.

F. At March 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $516,071,000, consisting of unrealized gains of $642,991,000 on securities that had risen in value since their purchase and $126,920,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at March 31, 2002, was $119,838,000, for which the fund held cash collateral of $75,560,000 and U.S. government securities with a market value of $47,621,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                         SIX MONTHS ENDED                JANUARY 1 TO                    YEAR ENDED
                          MARCH 31, 2002              SEPTEMBER 30, 2001              DECEMBER 31, 2000
                      ----------------------    ---------------------------     --------------------------
                          AMOUNT     SHARES         AMOUNT          SHARES          AMOUNT         SHARES
                           (000)      (000)          (000)           (000)           (000)          (000)
----------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                $726,499     35,741     $  880,920          42,780      $  369,023         19,014
  Issued in Lieu of
    Cash Distributions   337,653     17,227        230,196          11,403         386,475         19,751
  Redeemed              (577,743)   (28,349)    (1,297,217)        (62,786)     (1,636,032)       (86,399)
                      ------------------------------------------------------------------------------------
    Net Increase (Decrease)
      --Investor Shares  486,409     24,619       (186,101)         (8,603)       (880,534)       (47,634)
                      ------------------------------------------------------------------------------------
Admiral Shares
  Issued                 245,310      4,974        655,043          12,966              --             --
  Issued in Lieu of
    Cash Distributions    36,089        760          8,926             182              --             --
  Redeemed               (79,534)    (1,634)       (13,832)           (276)             --             --
                      ------------------------------------------------------------------------------------
    Net Increase (Decrease)
      --Admiral Shares   201,865      4,100        650,137          12,872              --             --
----------------------------------------------------------------------------------------------------------

26

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

                                                           [PHOTO OF A COMPUTER]

     Consider the benefits of using Vanguard.com. On our website, you can:

     * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.

     * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (Year Elected)

JOHN J. BRENNAN (1987)           Chairman of the Board, Chief Executive Officer,
                                 and Director/Trustee of The Vanguard Group,
                                 Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)          The Partners of '63 (pro bono ventures in
                                 education); Senior Adviser to Greenwich
                                 Associates (international business-strategy consulting); Successor Trustee of Yale
                                 University; Overseer of the Stern School of
                                 Business at New York University; Trustee of the
                                 Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)            Chairman and Chief Executive Officer of Rohm
                                 and Haas Co. (chemicals); Director of
                                 Technitrol, Inc. (electronic components), and
                                 Agere Systems (communications components);
                                 Board Member of the American Chemistry Council;
                                 and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)    Vice President, Chief Information Officer, and
                                 Member of the Executive Committee of Johnson &
                                 Johnson (pharmaceuticals/consumer products);
                                 Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)         Chemical Bank Chairman's Professor of
                                 Economics, Princeton University; Director of
                                 Vanguard Investment Series plc (Irish
                                 investment fund), Vanguard Group (Ireland)
                                 Limited (Irish investment management firm),
                                 Prudential Insurance Co. of America, BKF
                                 Capital (investment management firm), The
                                 Jeffrey Co. (holding company), and NeuVis, Inc.
                                 (software company).

ALFRED M. RANKIN, JR. (1993)     Chairman, President, Chief Executive Officer,
                                 and Director of NACCO Industries, Inc.
                                 (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services).

J. LAWRENCE WILSON (1985)        Retired Chairman and Chief Executive Officer of
                                 Rohm and Haas Co. (chemicals); Director of
                                 Cummins Inc. (diesel engines), The Mead
                                 Corp. (paper products), and AmerisourceBergen
                                 Corp. (pharmaceutical distribution); Trustee of
                                 Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON                Secretary; Managing Director and General
                                 Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard
                                 Group.

THOMAS J. HIGGINS                Treasurer; Principal of The Vanguard Group,
                                 Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, FOUNDER; Chairman and Chief Executive Officer, 1974-1996.

                                                    [PHOTO OF SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q272 052002